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EXHIBIT 4.19



                          ACTION BY CONSENT IN WRITING
                            OF THE BOARD OF DIRECTORS
                               OF RNETHEALTH, INC.


     The undersigned being all of the Directors of RNETHEALTH, INC., a Colorado corporation (the "Company") hereby consents to the following action of this corporation, to be effective as of October 20, 2000, in lieu of a meeting.

                AMENDMENT TO THE 2000 STOCK COMPENSATION PLAN AND
                 FILING OF AN AMENDED S-8 REGISTRATION STATEMENT

         BE IT RESOLVED, that the 2000 Stock Compensation Plan of the Company (the "Plan") is hereby amended as follows:

         "The authorized number of shares for issuance under the Plan shall not exceed 4,050,000."

     The amended Plan shall be registered under Form S-8/A, effective October 27, 2000.

     IN WITNESS WHEREOF, each Director of Rnethealth, Inc. has executed this unanimous consent in a separate original document, and all original documents signed individually by the Directors shall together constitute one original Unanimous Consent.

                                              /s/ TRACY NEAL
                                              --------------------------------
                                              Tracy Neal
                                              Secretary

                                              /s/ ROBERT PORTRIE
Dated as of October 25, 2000                     -------------------------------
                                              Robert Portrie, Chairman

                                              /s/ GEORGE HENRY
Dated as of October 25, 2000                     -------------------------------
                                              George Henry

                                              /s/ WENDY BOROW JOHNSON
Dated as of October 25, 2000                     -------------------------------
                                              Wendy Borow Johnson

                                              /s/ KEVIN WALL
Dated as of October 25, 2000                     -------------------------------
                                              Kevin Wall

                                              /s/ MARC GUREN
Dated as of October 25, 2000                     -------------------------------
                                              Marc Guren

                                              /s/ W. THOMAS OLIVER
Dated as of October 25, 2000                     -------------------------------
                                              W. Thomas Oliver